INTANGIBLE ASSETS, NET	12 Months Ended
Dec. 31, 2019
Goodwill and Intangible Assets Disclosure [Abstract]
INTANGIBLE ASSETS, NET	INTANGIBLE ASSETS, NET

(in thousands of $)	2019	2018
Cost
As of January 1	114,616	114,616
Write-off of fully amortized asset	(19,099)	—
As of December 31	95,517	114,616

Depreciation, amortization and impairment
As of January 1	(54,247)	(41,410)
Charge for the year	(9,960)	(12,837)
Write-off of fully amortized asset	19,099	—
As of December 31	(45,108)	(54,247)

Net book value as at December 31	50,409	60,369

The intangible assets pertain to customer related and contract based assets representing primarily the long-term time charter party agreements acquired in connection with the acquisition of the Golar Igloo in March 2014 and Golar Eskimo in January 2015. The intangible asset acquired in connection with the acquisition of the Golar Igloo was amortized over the term of the contract with KNPC, which expired in December 2019. Accordingly, the intangible asset in connection with the Golar Igloo was fully amortized and written off as of December 31, 2019. The intangible asset acquired in connection with the acquisition of the Golar Eskimo is amortized over the term of the contract initially entered into with Jordan for ten years with termination option after five years expected not to be exercised. Both intangible assets have been assigned a zero residual value. As of December 31, 2019, there was no impairment of intangible assets.

Amortization expense for the years ended December 31, 2019, 2018 and 2017 was $10.0 million, $12.8 million and $12.9 million respectively.

The estimated future amortization of intangible assets as of December 31, 2019 is as follows:

Year Ending December 31, (in thousands of $)
2020	9,114
2021	9,114
2022	9,114
2023	9,114
2024	9,114
2025	4,839
Total	50,409